FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 28, 2003


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


          Washington                 0-22435                  84-1389562
  ---------------------------       ----------           -------------------
  State or other jurisdiction       Commission            (I.R.S. Employer
      of incorporation              File Number          Identification No.)



1300 16th Avenue, Clarkston, Washington                       99403
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100

                     920 Main Street, Lewiston, Idaho 83501
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)     Exhibit 99.1 FirstBank NW Corp. press release dated October 28,
                 2003.


Item 12. Results of Operations and Financial Condition
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         On October 28, 2003, FirstBank NW Corp. issued its earnings for the second quarter ended September 30, 2003 and year ended March 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

         The information being furnished under this "Item 9, Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."


                                      * * *


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.



Date: October 28, 2003                 By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

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



                                  Exhibit 99.1

          Press Release for FirstBank NW Corp. dated October 28, 2003.


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